UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 14, 2008

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WOW HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

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Wyoming	001-23407	74-2138564
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2500 East Hallandale Beach Blvd. Suite 800 Hallandale, FL 33009

(Address of Principal Executive Office) (Zip Code)

(954) 889-0904

(Registrant’s telephone number, including area code)

PAYLESS TELECOM SOLUTIONS, INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

Pursuant to the consent of the Board of Directors of Payless Telecom Solutions, Inc. the “Company”) and the approval of Nasdaq on April 14, 2008 the Company has change its name from Payless Telecom Solutions (OTC:PYSJ) to WOW Holdings, Inc (OTC:WOWH) which best reflects the company’s new focus and direction. The company is made up of several divisions and based on our business model we plan to keep adding more companies that have the potential to enhance our bottom line under our corporate umbrella. We consider ourselves a well rounded company focusing in the technology sector while our original concept of telecommunications and merchant processing companies continues to grow.  WOW Holdings, Inc., management is constantly seeking to acquire companies both domestic and international thus adding to the better value of shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WOW HOLDINGS, INC.

By:	/s/ Ricardo Canal
Ricardo Canal Chief Executive Officer